Barclays Americas Select Franchise Conference May 9, 2023 Bruce Van Saun Chairman, Chief Executive Officer

2 Forward-looking statements and use of non-GAAP financial measures This document contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any statement that does not describe historical or current facts is a forward-looking statement. These statements often include the words “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” “goals,” “targets,” “initiatives,” “potentially,” “probably,” “projects,” “outlook,” “guidance” or similar expressions or future conditional verbs such as “may,” “will,” “should,” “would,” and “could.” Forward-looking statements are based upon the current beliefs and expectations of management, and on information currently available to management. Our statements speak as of the date hereof, and we do not assume any obligation to update these statements or to update the reasons why actual results could differ from those contained in such statements in light of new information or future events. We caution you, therefore, against relying on any of these forward-looking statements. They are neither statements of historical fact nor guarantees or assurances of future performance. While there is no assurance that any list of risks and uncertainties or risk factors is complete, important factors that could cause actual results to differ materially from those in the forward-looking statements include the following, without limitation: • Negative economic, business and political conditions, including as a result of the interest rate environment, supply chain disruptions, inflationary pressures and labor shortages, that adversely affect the general economy, housing prices, the job market, consumer confidence and spending habits; • The general state of the economy and employment, as well as general business and economic conditions, and changes in the competitive environment; • Our capital and liquidity requirements under regulatory standards and our ability to generate capital and liquidity on favorable terms; • The effect of changes in the level of commercial and consumer deposits on our funding costs and net interest margin; • Our ability to implement our business strategy, including the cost savings and efficiency components, and achieve our financial performance goals, including the anticipated benefits of the Investors acquisition and HSBC transaction; • The effects of geopolitical instability, including as a result of Russia’s invasion of Ukraine and the imposition of sanctions on Russia and other actions in response, on economic and market conditions, inflationary pressures and the interest rate environment, commodity price and foreign exchange rate volatility, and heightened cybersecurity risks; • Our ability to meet heightened supervisory requirements and expectations; • Liabilities and business restrictions resulting from litigation and regulatory investigations; • The effect of changes in interest rates on our net interest income, net interest margin and our mortgage originations, mortgage servicing rights and mortgages held for sale; • Changes in interest rates and market liquidity, as well as the magnitude of such changes, which may reduce interest margins, impact funding sources and affect the ability to originate and distribute financial products in the primary and secondary markets; • Financial services reform and other current, pending or future legislation or regulation that could have a negative effect on our revenue and businesses; • Environmental risks, such as physical or transitional risks associated with climate change, and social and governance risks, that could adversely affect our reputation, operations, business, and customers; • A failure in or breach of our operational or security systems or infrastructure, or those of our third-party vendors or other service providers, including as a result of cyber-attacks; and • Management’s ability to identify and manage these and other risks. In addition to the above factors, we also caution that the actual amounts and timing of any future common stock dividends or share repurchases will be subject to various factors, including our capital position, financial performance, capital impacts of strategic initiatives, market conditions, receipt of required regulatory approvals and other regulatory considerations, as well as any other factors that our Board of Directors deems relevant in making such a determination. Therefore, there can be no assurance that we will repurchase shares from or pay any dividends to holders of our common stock, or as to the amount of any such repurchases or dividends. More information about factors that could cause actual results to differ materially from those described in the forward-looking statements can be found in the “Risk Factors” section in Part I, Item 1A of our 2022 Form 10-K. Non-GAAP Financial Measures: This document contains non-GAAP financial measures denoted as “Underlying” results and “including AOCI impact”. Underlying results for any given reporting period exclude certain items that may occur in that period which management does not consider indicative of our on-going financial performance. We believe these non-GAAP financial measures provide useful information to investors because they are used by management to evaluate our operating performance and make day- to-day operating decisions. In addition, we believe our Underlying results in any given reporting period reflect our on-going financial performance in that period and, accordingly, are useful to consider in addition to our GAAP financial results. We further believe the presentation of Underlying results increases comparability of period-to-period results. Other companies may use similarly titled non-GAAP financial measures that are calculated differently from the way we calculate such measures. Accordingly, our non-GAAP financial measures may not be comparable to similar measures used by such companies. We caution investors not to place undue reliance on such non-GAAP financial measures, but to consider them with the most directly comparable GAAP measures. Non-GAAP financial measures have limitations as analytical tools and should not be considered in isolation or as a substitute for our results reported under GAAP.

3 Navigating well through a dynamic environment Disciplined offense to drive attractive performance over the medium term Robust capital position and a prudent risk appetite Strong defense to manage the risks of a challenging environment Quality deposit franchise and strong liquidity position Well positioned Consumer and Commercial franchises, good diversification

4 Strong franchise with leading positions in attractive markets Highlights Attractive footprint with large mass-affluent and affluent segments See page 20 for notes and important information on Non-GAAP Financial Measures, as applicable, including “Underlying” results. “Underlying” results exclude the impact of notable items. Deposits from all 50 states Assets Deposits Loans $222B $172B $155B All-time high customer satisfaction in Consumer and Commercial Customer growth In millions Assets under management growth $s in billions Strong league table results(2) Middle market bookrunner by deal count 12 months ended December 31, 2022 (1) As of March 31, 2023

Consumer strategic growth and profitability initiatives

Focused on five key areas that will drive outsized revenue growth in the medium term

Strategic priorities	Progress made	Current focus
 Building a leading NYC Metro / NJ bank	✓ HSBC and ISBC platform conversions complete ✓ Added 200+ branches in the NY Metro to become the 6th-ranked branch presence ✓ 1.5x customer acquisition rate at HSBC branches vs. CFG legacy	❑ Focus on accelerating growth ❑ Multi-channel marketing program spotlighting entry into NYC ❑ Scale up hiring; wealth, SMB lending, mortgage
 Driving momentum in Wealth	✓ Record performance in 2022 with fee growth of 4% YoY ✓ Launched Citizens Private Client, offering customers a dedicated Private Client Relationship Manager and Private Client Financial Advisor	❑ Increasing advisors ❑ Scale financial planning, driving productivity step change ❑ Leverage Citizens*Plus*™ rewards program to deepen relationships
 Executing national digital strategy & tech modernization	✓ Citizens Access® migrated to fully-cloud enabled platform in 1Q22 ✓ Launched national storefront with Mortgage and Education refi on Citizens Access® ✓ Launched new native mobile app	❑ Expand national storefront adding Card and Checking with deepening focus; Wealth and Citizens Pay™ in 2023+
 Growing Citizens Pay™	✓ ~270 partners as of 1Q23 ✓ New signings in targeted verticals: Telecom, Dental, Retailers, etc. ✓ Launched Citizens Pay mobile app	❑ New mobile app and consumer direct experience ❑ Prioritizing direct originations with intent to deepen
 Digitization	✓ Customer engagement accelerating; ~20% growth in digital payments and transfers and ~19% growth YoY in mobile active users in 2022 ✓ Home equity net promoter score up 20 points since 2020 driven by Citizens Fastline	❑ Redesign of customer journeys to reduce call center volume and teller transactions via mobile app self-serve capabilities

5

Commercial Banking - broadening capabilities and strengthening execution

Strategic Priorities



Building solution sets and diverse fee capabilities



Expanding presence in high-growth markets



Enhancing coverage model

Transformed business since IPO

- ✓ Significant talent, capabilities investments
- ✓ Strengthened corp finance, M&A advisory
- ✓ Deepening relationships with enhanced Treasury Solutions, Global Markets capabilities; developing integrated payments platforms
- ✓ Focused on private equity sponsors through advisory, subscription finance, LBOs, public market capital
- ✓ Added commodity hedging, built bond originations & trading
- ✓ JMP adds equity underwriting, research in growth industries
- ✓ Launched digitization initiative to enhance client onboarding and lending process

- ✓ Expanded to a national focus
- ✓ Growing mid-corporate client base through geographic expansion into Southeast, Texas, California
- ✓ Successfully integrated Investors acquisition giving us greater presence in important NY Metro market

- ✓ Targeting key growth verticals; JMP added technology, healthcare and financial services
- ✓ Expanding leveraged finance opportunities across middle-market, sponsor client base
- ✓ Increasing ESG focus with clients especially in carbon-intensive sectors

Delivering results

Capital and Global Markets fees up ~82% '18-'22

6th year in a row named Best Treasury & Cash Management Bank by Global Finance

22% increase in lead lending relationships '18-'22

One of the top providers of private equity sponsor finance in '22

BARLOW RESEARCH

2022 overall satisfaction top-2 Box score of 95%, an all-time high, up 2 points from 2021.[1]

Strong league table results[2]

Middle-market bookrunner

	FY2022
Sponsor	#3
Overall	#5

6

See page 20 for notes and important information on Non-GAAP Financial Measures, as applicable, including "Underlying" results. "Underlying" results exclude the impact of notable items.

Entry into New York Metro progressing well

Capitalizing on opportunities to capture market share in NYC/NJ

Successfully executed conversions

Top 10 market share[1] with ~200 branches and ~$23B in deposits

~200 new branches and

1 million+

Customer accounts migrated

~1,350 commercial clients and **~2,000** prospects



Boston
New York
Philadelphia
FL

Strong early momentum

Sales volumes beating expectations with growing momentum

~3x

Improvement in customer acquisition rate at Investors branches post-conversion[2]

~1.5x

Customer acquisition rate at HSBC branches versus CFG legacy markets[3]

Up 3%

Retail deposit growth in HSBC branches Mar 2022 – Feb 2023[4]

Growing NY Metro Commercial pipeline

Focus on accelerating growth

Executing initiatives to build our brand, win new customers and deepen relationships

2022: Building our brand



Let's Go Giants.
OUR WAY
Citizens







The New Jersey Devils have clinched a playoff spot.
Citizens

2023: Accelerating growth



10%
cash back
Citizens



AMERICA'S BEST
Loyalty Programs

7

See page 20 for notes and important information on Non-GAAP Financial Measures, including "Underlying" results. "Underlying" results exclude the impact of notable items described above..

Current areas of interest in the banking industry

Strength of capital base

- Citizens has one of the highest capital levels in our regional bank peer group
- CET1 ratio of 10.0%[1]; 8.7% including unrealized losses on AFS & HTM securities AOCI[2]
- Tangible common equity ratio of 6.6%, up ~38 bps QoQ

Quality deposit franchise

- Consumer deposit base represents ~67% of total deposits, near top of peer group
- Commercial deposits are diversified across industry segments, relatively granular in size, and we are primary bank for ~66% of commercial deposit base
- ~68% of our deposits are insured by the FDIC or secured[3]
- Total deposits were broadly stable in March and up slightly in April

Maintaining a strong liquidity position

- Citizens maintains a strong liquidity position with rigorous stress testing and appropriate buffers above required limits
- Current LCR level exceeds what would be required as a Category III bank
- Citizens has a diverse funding base with significant available liquidity of ~$66 billion at March 31, 2023

CRE sector concerns

- Weakness in office sector stems from remote work shift, higher interest rates affecting refinance options and weakening economy
- Our office portfolio is reasonably well positioned across type, geography and suburban/central business district; virtually all are income producing and current on payments
- While criticized assets and work-outs will increase, expect losses to be manageable; reserve levels for general office currently at 6.7%

Potential regulatory changes

- What happened in March was an idiosyncratic bank situation, not a 'regional bank crisis'
- Regulators expected to consider a range of potential changes to capital, liquidity and deposit insurance rules and processes
- Likely to follow review/comment process with any changes occurring gradually

See page 20 for notes and important information on Non-GAAP Financial Measures, including "Underlying" results. "Underlying" results exclude the impact of notable items described above.

8

9 Strong capital position(1) Key messages ■ Prudent capital management, including the decision to prioritize returns over growth in recent quarters, has resulted in a strong capital position – CET1 ratio including impact from net unrealized losses on debt securities in AOCI and TCE ratio are among the strongest in the peer group – Generate ~25 basis points of capital post-dividend each quarter – Timing and amount of future share repurchases will be impacted by our view of external conditions CET1 Ratio as of March 31, 2023(2) TCE ratio as of March 31, 2023 CET1 Ratio including impact from net unrealized losses on debt securities in AOCI(3) TCE ratio including HTM marks See page 20 for notes and important information on Non-GAAP Financial Measures, including “Underlying” results. “Underlying” results exclude the impact of notable items described above..

10 (As of 3/31/23) Highly diversified and retail-oriented deposit base $172B DepositsBusiness Mix Product Mix See page 20 for notes and important information on Non-GAAP Financial Measures, including “Underlying” results. “Underlying” results exclude the impact of notable items described above. Total Deposits insured/secured(2) % Consumer Banking Deposits DDA as % of Total Deposits

11 -5% -4% -3% -2% -1% 0% 1% 2% 2Q22 3Q22 4Q22 1Q23 30-Apr CFG Cum (2Q) H8 Cum (2Q) Peer ■ The 4.7% decrease QoQ in spot deposits was driven by seasonality and rate-related outflows, and was ~1% greater than our forecast for Q1 at the beginning of the year ■ We had deposit growth in 2H22 verses industry and peer declines; deposit flows since mid-2022 through 3/31/23 broadly in line with H8 ■ Total deposits were broadly stable in March and up slightly in April ■ ~75% of retail checking households are primary checking relationships; represents ~82% of retail branch deposits; DDA % of 25% relatively stable ■ ~66% of commercial deposits are core/primary vs. ~60% at 4Q22; DDA % of 31% relatively stable Period-end deposit performance since mid-2022 is in line with industry *Federal Reserve H8 data represents total industry deposit balances Commentary Cumulative change in deposits since June 30, 2022 ISBC acquisition 2Q22

12 Deposit growth strategies ■ Attractive opportunities in the NY Metro market post- conversion of Investors branches ■ Relationships with new Treasury Solutions clients as a result of the dislocation in March represent a meaningful and more diversified deposit opportunity ■ Continue to expand our cash management offerings – ESG-focused offerings: Green Deposits, with expansion into Social, and Carbon Offset Deposits – Opportunities tied to escrow and bankruptcy capabilities – Enhanced tools and invested in capabilities to drive higher operating deposits – Invested in capabilities like integrated receivables and payables ■ Have invested to expand our liquidity management capabilities to provide a comprehensive platform for clients to structure and manage their liquidity – Invested in people and skill-sets – Add-on features and functionality to core cash management platform – Accelerated efforts to deploy new payments channels and capabilities ■ Continuing to accelerate efforts to drive strong relative performance to peers in low-cost deposit categories over the short and longer-term horizon – Focused on driving primary, engaged households with distinctive capabilities • Citizens PlusTM, Paid Early, Peace of MindTM, seamless direct deposit switching capability, etc. – Building on strong momentum with entry into NY Metro market • Opportunity to raise branch productivity to legacy CFG levels ■ Driving strong relative performance on interest-bearing deposit balance growth and cost containment – Launching targeted "Active Savers" campaigns in 2Q23 enabling customers to grow savings with enhanced digital tools and features (debit card round-ups, recurring transfers, etc.) – Leverage data analytics to deliver targeted CD and money market offers to high potential mass affluent customers – Remain competitively priced with Citizens AccessTM Consumer Commercial

Transforming how we operate the bank and deliver for customers

TOP program benefits



$s in millions
~$200
~$140
~$115
~$115
~$105
~$425
~$115
~$100
2014 TOP 1
2015 TOP 2
2016 TOP 3
2017 TOP 4
2018 TOP 5
2019-2021 TOP 6
2022 TOP 7
2023 TOP 8
Revenue
Efficiencies and tax

TOP 8 targeting pre-tax run-rate benefit of ~$100 million by YE2023

TOP 8 program

- TOP 8 underway and progressing well
- In light of the environment, looking for opportunities to augment the program
- Further efficiencies under consideration:
  - Further simplification of operating models
  - Demand management procurement opportunities
  - Re-imagination of operations leveraging automation and AI
  - Migration of non-core operations activities to a managed services model

13

Navigating well through a dynamic environment

Strong defense to manage the risks of a challenging environment

- Tightened risk appetite and selective in growing loans, emphasizing attractive relationship-oriented lending
- Prudent hedging to maintain significant protection to downside in rates well into 2026
- TOP 8 well underway targeting ~$100 million pre-tax run-rate benefit by YE2023; Looking to augment program while protecting strategic investment spend

Disciplined offense to drive attractive performance over the medium term

- Multi-year investments in fee-generation capabilities to deliver superior revenue growth in the medium term
- New York Metro market entry progressing well; provides significant revenue growth potential
- Driving momentum in Wealth with launch of Citizens Private Client in 4Q22
- Capital Markets well positioned to benefit when market volatility eases

Robust capital position and a prudent risk appetite

- CET1 ratio of 10.0%[1], at upper end of target range; among the strongest in our peer group
- Credit metrics and overall position remain solid

Quality deposit franchise and strong liquidity position

- Rigorous stress testing ensures liquidity levels are managed above required limits with appropriate buffers
- Consumer deposit base represents ~67% of total deposits, near top of peer group
- Commercial deposits diversified across industry segments, relatively granular in size, and we are primary bank for ~66% of our deposit base
- ~68% of our deposits are insured by the FDIC or secured[2]

Well positioned to deliver for our stakeholders

- Expect to deliver attractive mid-teens Underlying ROTCE for 2023
- Re-affirm commitment to medium-term financial targets

14

See page 20 for notes and important information on Non-GAAP Financial Measures, including "Underlying" results. "Underlying" results exclude the impact of notable items described above.

Appendix

$80.9B Commercial credit portfolio

Diverse and granular portfolio

($ in billions)	Balances	% of total CFG
C&I		
Finance and Insurance		
Capital call facilities	$ 6.5	4 %
Other Finance and Insurance	5.8	4
Other Manufacturing	4.3	3
Technology	4.2	3
Accommodation and Food Services	3.4	2
Health, Pharma, Social Assistance	3.1	2
Professional, Scientific, and Technical	2.8	2
Wholesale Trade	2.8	2
Other Services	2.5	2
Retail Trade	2.3	1
Energy & Related	2.1	1
Rental and Leasing	1.6	1
Consumer Products Manufacturing	1.4	1
Administrative and Waste Management	1.7	1
Arts, Entertainment, and Recreation	1.6	1
Automotive	1.3	1
Other (1)	3.0	2
Total C&I	$ 50.5	33 %
CRE		
Multi-family	$ 8.6	6 %
Office	6.3	4
Retail	3.5	2
Industrial	3.6	2
Co-op	1.9	1
Data Center	0.8	1
Hospitality	0.7	—
Other (1)	3.8	2
Total CRE	$ 29.0	19 %
Total Commercial loans & leases	$ 80.9	52 %
Total CFG	$ 154.7	100 %

Commercial portfolio risk ratings[2]



$s in billions
B- and lower
B+ to B
BB+ to BB-
AAA+ to BBB-
$57.5
3%
14%
25%
58%
4Q19
$82.2
4%
14%
18%
64%
4Q22
$80.9
6%
15%
17%
62%
1Q23

Highlights

- Disciplined capital allocation and risk appetite
  - Highly experienced leadership team
  - Focused client selection
- C&I portfolio has focused growth on larger, mid-corporate customers, thereby improving overall asset quality
- Leveraged loans ~1.7% of total CFG loans, granular hold positions with an average outstanding of ~$12 million
- CRE portfolio is well diversified across asset type, geography, and borrowers with the emphasis on strong sponsor selection

16

See page 20 for notes and important information on Non-GAAP Financial Measures, including "Underlying" results. "Underlying" results exclude the impact of notable items described above.

17 Commercial Real Estate sector concerns Commentary ■ CRE portfolio is well diversified across asset type, geography, and borrowers with the emphasis on strong sponsor selection ■ Strong client selection including institutional and private investors with long-term Citizens relationships ■ Continue to build reserve position reflective of risks in general office ■ CRE general office average LTV at origination of ~60% CRE by property type(1) Property Type Balance ($ in billions) % of total CFG loans NPL ($ in millions) NPL % ACL $ ACL/NPL Ratio ACL Coverage Multifamily + Co-op $ 10.5 6.8% $ 21 0.2% $ 88 418% 0.8 % Office - credit-tenant/life sciences 2.2 1.4 — — 9 N/M 0.4 Office - general 4.1 2.7 58 1.4 272 465 6.7 Retail 3.5 2.3 12 0.3 49 419 1.4 Industrial & Warehouse 3.6 2.3 — — 38 N/M 1.1 Other 5.2 3.4 48 0.9 121 250 2.3 Total $ 29.0 18.7% $ 140 0.5% $ 577 413% 2.0 % See page 20 for notes and important information on Non-GAAP Financial Measures, including “Underlying” results. “Underlying” results exclude the impact of notable items described above.. (As of 3/31/2023)

18 Commercial Real Estate - $6.3B Office Portfolio: well diversified Geography Mid-Atlantic Midwest New England Other NC 4 % WA 3 % GA 3 % DC 2 % Other 9 % Other General office $4.1B Credit tenant $1.5B Life sciences $0.7B Property type $4.1B General office breakdown TX CA VA

$73.8B Retail credit portfolio

Retail loans[1]



Other retail
7%
Education - refinance
13%
Education - in school
4%
Auto
16%
19%
Home equity
41%
Residential mortgages

Retail portfolio FICOs[2]



$s in billions
<640
640-679
680-739
740-799
800+
$61.6
6%
5%
18%
33%
38%
4Q19
$74.5
4%
5%
17%
33%
41%
4Q22
$73.8
5%
5%
16%
32%
42%
1Q23

High quality, diverse portfolio

- Mortgage – FICO ~785
  - Weighted-average LTV of ~55%
- Home equity – FICO ~765
  - ~42% secured by 1st lien
  - ~97% CLTV less than 80%
  - ~87% CLTV less than 70%
- Auto – FICO ~740
  - Weighted-average LTV of ~82%
- Education – FICO ~785
- Other retail:
  - Credit card – FICO ~735
  - Citizens Pay™ – FICO ~725; incorporates loss sharing

Super-prime/prime*

~94%

of retail portfolio > 680

Secured

~76%

of retail portfolio

'* Super-prime/prime defined as FICO of 680 or above at origination

19

See page 20 for notes and important information on Non-GAAP Financial Measures, including "Underlying" results. "Underlying" results exclude the impact of notable items described above.

20 Notes on Non-GAAP Financial Measures See important information on our use of Non-GAAP Financial Measures at the beginning this presentation and reconciliations to GAAP financial measures at the end of this presentation. Non-GAAP measures are herein defined as Underlying results and including AOCI impact. Where there is a reference to Underlying results in a paragraph or table, all measures that follow these references are on the same basis, when applicable. Allowance coverage ratios for loans and leases includes the allowance for funded loans and leases in the numerator and funded loans and leases in the denominator. Allowance coverage ratios for credit losses includes the allowance for funded loans and leases and allowance for unfunded lending commitments in the numerator and funded loans and leases in the denominator. General Notes a. References to net interest margin are on a fully taxable equivalent ("FTE") basis. b. Throughout this presentation, references to consolidated and/or commercial loans and loan growth include leases. Loans held for sale are also referred to as LHFS. c. Select totals may not sum due to rounding. d. Based on Basel III standardized approach. Capital Ratios are preliminary. e. Throughout this presentation, reference to balance sheet items are on an average basis and loans exclude held for sale unless otherwise noted. Notes Notes on slide 4 - Strong franchise with leading positions in attractive markets 1) References to the term “customers” refers to the number of households. 2) Thomson Reuters LPC loan syndication league table ranking for the prior 12 months as of 4Q22 based on deals for Sponsor and Overall U.S. Middle Market (defined as Borrower Revenues <$500 million and Deal Size <$500 million). Notes on slide 6 – Commercial Banking - broadening capabilities and strengthening execution 1) Barlow Associates Annual Voice of Client Survey for all Corporate Banking, 2022 Top 2 Box score. 2) Thomson Reuters LPC loan syndication league table ranking for the prior 12 months as of 4Q22 based on deals for Sponsor and Overall U.S. Middle Market (defined as Borrower Revenues <$500 million and Deal Size <$500 million). Notes on slide 7 – Entry into New York Metro progressing well 1) Top 10 market share in the NY MSA based on FDIC data as of June 30, 2022; branch deposits capped at $500 million 2) Branch originated sales only; Investors pre CD1 checking sales sourced from internal Investors reporting 3) New accounts reflect total checking Branch originations for 1Q23 and compare HSBC/ISBC volume per branch vs Legacy branches 4) Deposit Balances reflect average monthly balance as of Feb23 vs Mar22 for HSBC portfolio only (acquired and new) vs Legacy Notes on slide 8 - Current areas of interest in the banking industry 1) See general note d). 2) Any DTA impact on risk-weighted assets has been excluded 3) Includes collateralized state and municipal balances and excludes bank and nonbank subsidiaries Notes on slide 9 - Strong capital position 1) See general note d). 2) Peer data sourced from 4Q company disclosures 3) Any DTA impact on risk-weighted assets has been excluded Notes on slide 10 - Highly diversified and retail-oriented deposit base 1) Estimated based on available company disclosures 2) Includes collateralized state and municipal balances and excludes bank and nonbank subsidiaries. Notes on slide 14 - Navigating well through a dynamic environment 1) See general note d). 2) Includes collateralized state and municipal balances and excludes bank and nonbank subsidiaries. Notes on slide 16 - Commercial credit portfolio 1) Includes deferred fees and costs. 2) Reflects period end balances. Notes on slide 17 - Commercial Real Estate sector concerns 1) See general note c). Notes on slide 19 - Retail credit portfolio 1) See general note c). 2) Reflects period-end loan balances.

21 Non-GAAP financial measures and reconciliations QUARTERLY TRENDS 1Q23 Change 1Q23 4Q22 4Q22 $/bps % CET1 Ratio Adjusted for AFS & HTM unrealized losses CET1 capital $ 18,370 $ 18,574 $ (204) (1) % Less: AFS securities - AOCI 1,516 1,840 (324) (18) % Less: HTM securities - AOCI 907 931 (24) (3) % CET1 capital adjusted for AFS & HTM AOCI A $15,947 $15,803 $144 1 % Risk-weighted assets B 183,246 185,224 (1,978) (1) % Less: HTM securities - AOCI 161 165 (4) (2) % Less: AFS securities - AOCI 267 308 (41) (13) % Adjusted risk-weighted assets C $182,818 $184,751 (1,933) (1) % CET1 capital ratio adjusted for AFS & HTM AOCI A/C 8.7% 8.5% 0.2% 2 % TCE Ratio Adjusted for HTM marks Tangible common equity $14,247 $13,728 $519 4 % Add: HTM unrealized loss, after-tax 458 590 (132) (22) % Tangible common equity including HTM marks D $13,789 $13,138 $651 5 % Tangible assets 214,316 218,785 (4,469) (2) % Add: HTM unrealized loss, pre-tax 613 792 (179) (23) % Adjusted Tangible assets E 213,703 217,993 (4,290) (2) % TCE Ratio Including HTM Marks D/E 6.4% 6.0% 0.4% 7% $s in millions, except share, per share and ratio data